SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


        Date of Report (Date of earliest event reported) May 10, 2004
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated May 10, 2004, issued by AMCON Distributing Company

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 10, 2004, AMCON issued a press release announcing its earnings for the second quarter and six months ended March 26, 2004. The press release is furnished herewith as an exhibit and incorporated herein by reference.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.





                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date: May 13, 2004              By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer



                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated May 10, 2004, issued by AMCON
                 Distributing Company







                               Exhibit 99.1

                               NEWS RELEASE

              AMCON DISTRIBUTING REPORTS SECOND QUARTER RESULTS

Omaha, Nebraska - May 10, 2004 - AMCON Distributing Company (AMEX:DIT), an Omaha, Nebraska based consumer products company, today reported sales of $193.4 million for the second quarter ended March 2004. This compares with sales of $177.0 million for the prior second quarter. Sales for the six months ended March 2004, were $386.5 million compared to $374.7 million for the prior six month period ended March 2003. The Company reported a net loss for the current second quarter of $1.1 million ($0.35 per diluted share) compared to a net loss of $0.3 million ($0.09 per diluted share) for the prior second quarter. Net loss for the six month period ended March 2004 was $0.6 million ($0.19 per diluted share) compared to a profit of approximately $1,000 ($0.00 per diluted share) for the prior comparable six month period ended March 2003.

William F. Wright, Chairman of AMCON Distributing Company, stated that "We are usually happy to put the second quarter behind us. This was particularly true this year with the late winter storms and the southern California grocery strikes occurring in addition to the normal winter factors. In the last thirty-four quarters, we have lost money in five quarters and four of those quarters have been second quarters. Part of that reason is that the months of January, February and March (our second quarter) are the primary winter months in our principal operating areas. And now, with our increased emphasis on beverages, those same months are historically the poorest months of the year for most beverage businesses.

The good things we saw in the second quarter were a significant increase in sales (primarily in the wholesale distribution segment) and the continued improvement in profitability year to date in the retail health food segment. Our new retail health food store which opened in April 2004 has, in a matter of weeks, achieved preliminary results which we were not expecting to see until much later. In addition, in spite of the operating results, we generated approximately $5.4 million in cash flow for the six month period ended March, 2004 and saw our debt to equity ratio further reduced to 3.35."

Wright added, "Even though our beverage segment is still in the build-up stage, we do not expect to see past levels of investment spending continued in the future and expect the expenditures to move more in line with actual
revenues.   This will relieve pressure on our income figures as all start-up expenditures in the beverage segment are expensed as incurred, rather than being capitalized, as would be the case were we to buy an existing company."

AMCON is a leading wholesale distributor of consumer products including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Wyoming. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc. (formerly Food For Health Co., Inc.), operate health and natural product retail stores in central Florida (7), Kansas, Missouri, Nebraska and Oklahoma (3). The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc., which was acquired in December of 2001, produces and sells natural spring water under the Hawaiian Springs label.
The water is bottled at the source on the Big Island of Hawaii. The Beverage Group, Inc. markets and distributes Hawaiian Springs and other premium beverage products, including HYPE Energy Drink, Royal Kona Iced Coffee, Bottle Green Presse and Fruit Sodas, Bahia drinks and Xterra, a line of sports beverages and energy bars, in the United States, Canada and Mexico.

This news release contains forward looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward looking statements. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

         Visit AMCON Distributing Company's web site at: www.amcon.com




































                           AMCON Distributing Company and Subsidiaries
                             Condensed Consolidated Balance Sheets
                                 March 2004 and September 2003
----------------------------------------------------------------------------------------
                                                         (Unaudited)
                                                          March 2004     September 2003
                                                         ------------    --------------
                  ASSETS
Current assets:
  Cash                                                  $    445,546       $    668,073
  Available-for-sale investments                              92,250            512,694
  Accounts receivable, less allowance for doubtful
    accounts of $0.9 million and $0.8 million,
    respectively                                          25,982,129         28,170,129
  Inventories                                             28,955,831         32,489,051
  Income tax receivable                                      944,622                  -
  Deferred income taxes                                    1,568,476          1,568,476
  Other                                                      623,733            581,950
                                                        ------------       ------------
          Total current assets                            58,612,587         63,990,373

Fixed assets, net                                         16,757,226         16,951,615
Goodwill                                                   6,091,397          6,091,397
Other intangible assets                                   11,535,389         11,420,542
Other assets                                               1,035,629          1,045,503
                                                        ------------       ------------
                                                        $ 94,032,228       $ 99,499,430
                                                        ============       ============
       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                      $ 16,888,996       $ 15,092,091
  Accrued expenses                                         3,952,951          3,715,370
  Accrued wages, salaries, bonuses                           933,145          1,462,678
  Income tax payable                                               -            540,414
  Current liabilities of discontinued operations             122,976            117,612
  Current portion of long-term debt                       10,472,601         15,348,167
  Current portion of subordinated debt                     7,692,666          7,762,666
                                                        ------------       ------------
          Total current liabilities                       40,063,335         44,038,998
                                                        ------------       ------------

Deferred income taxes                                      1,223,853          1,367,367
Non-current liabilities of discontinued operations                 -            161,025
Long-term debt, less current portion                      35,479,553         35,654,423
Subordinated debt, less current portion                      976,220            976,220

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $.01 par value, 1,000,000
    shares authorized, none outstanding                            -                  -
  Common stock, $.01 par value, 15,000,000
    shares authorized, 3,169,154 and 3,168,954
    issued, respectively                                      31,692             31,690
  Additional paid-in capital                               5,998,497          5,997,977
  Accumulated other comprehensive income,
    net of tax of ($0.01) million and $0.1 million,
    respectively                                             (14,324)           220,732
  Retained earnings                                       10,273,402         11,050,998
                                                        ------------       ------------
          Total shareholders' equity                      16,289,267         17,301,397
                                                        ------------       ------------
                                                        $ 94,032,228       $ 99,499,430
                                                        ============       ============







                                    AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Statements of Operations
                           for the three and six-month periods ended March 2004 and 2003
                                                  (Unaudited)
---------------------------------------------------------------------------------------------------------

                                                 For the three months            For the six months
                                                     ended March                    ended March
                                            -----------------------------   -----------------------------
                                                2004            2003            2004            2003
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of
  $45.6 million and $38.9 million, and
  $90.9 million and $80.6 million,
  respectively)                             $ 193,417,295   $ 177,008,943   $ 386,454,415   $ 374,729,829

Cost of sales                                 179,813,134     163,177,678     357,785,991     347,054,689
                                            -------------   -------------   -------------   -------------
     Gross profit                              13,604,161      13,831,265      28,668,424      27,675,140
                                            -------------   -------------   -------------   -------------
Selling, general and administrative
  expenses                                     14,012,107      12,999,003      27,382,204      25,174,706
Depreciation and amortization                     567,332         576,164       1,128,450       1,132,511
                                            -------------   -------------   -------------   -------------
                                               14,579,439      13,575,167      28,510,654      26,307,217
                                            -------------   -------------   -------------   -------------

     Income from operations                      (975,278)        256,098         157,770       1,367,923
                                            -------------   -------------   -------------   -------------
Other expense (income):
  Interest expense                                824,233         804,219       1,603,141       1,647,873
  Other                                           (16,762)       (110,335)       (446,866)       (282,137)
                                            -------------   -------------   -------------   -------------
                                                  807,471         693,884       1,156,275       1,365,736
                                            -------------   -------------   -------------   -------------

Income (loss) before income taxes              (1,782,749)       (437,786)       (998,505)          2,187

Income tax expense (benefit)                     (681,000)       (164,000)       (411,000)          1,000
                                            -------------   -------------   -------------   -------------

Net income (loss)                           $  (1,101,749)  $    (273,786)  $    (587,505)  $       1,187
                                            =============   =============   =============   =============

Earnings (loss) per share:
  Basic                                     $       (0.35)  $       (0.09)  $       (0.19)  $        0.00
                                            =============   =============   =============   =============

  Diluted                                   $       (0.35)  $       (0.09)  $       (0.19)  $        0.00
                                            =============   =============   =============   =============

  Dividends per share                       $        0.03   $        0.03   $        0.06   $        0.06
                                            =============   =============   =============   =============

Weighted average shares outstanding:
  Basic                                         3,169,154       3,168,961       3,169,071       3,163,361
  Diluted                                       3,169,154       3,168,961       3,169,071       3,227,194


FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834

                                    -end-